                                                                     Exhibit 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Joseph D. Emanuel, C. Christopher Sprague, and Thomas S. Clark, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of Pruco Life Insurance Company pertaining to, but not limited to, (a) the Market Value Adjustment option that accompanies Pruco Life Insurance Company's Strategic Partners Annuity One, Strategic Partners Select, Strategic Partners FlexElite, and Discovery Select annuities, and (b) the Strategic Partners Horizon Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 12th day of February 2009.


/s/ Stephen Pelletier
--------------------------
Stephen Pelletier
Director
Pruco Life Insurance
Company

Signed and Sealed on this _ day of February, 2009.


Signature
           --------------------------

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints CLIFFORD E. KIRSCH, THOMAS C. CASTANO, and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), including but not limited to registration statements pertaining to the Pruco Life Strategic Partners Annuity One Variable Annuity (file no. 333-37728), Strategic Partners FlexElite Variable Annuity (file no. 333-75702), Strategic Partners Select Variable Annuity (file no. 333-52754), and Strategic Partners Advisor Annuity (file no. 333-52780).

Such appointment as attorney-in-fact also is granted with respect to the following Form S-3 registration statements of Pruco Life Insurance Company:
333-104036 (pertaining to the Strategic Partners Horizon Variable Annuity), 33-61143 (pertaining to the registration statement for the market value adjustment option that accompanies the Strategic Partners Select Variable Annuity (333-52754)), and 333-103474 (pertaining to the registration statement for the market value adjustment option that accompanies the Strategic Partners Annuity One Form N-4 registration statement (333-37728) and the Strategic Partners FlexElite Form N-4 registration statement (333-75702)).

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2006.


/s/ James J. Avery
--------------------------
James J. Avery
Vice Chairman and Director

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints CLIFFORD E. KIRSCH, THOMAS C. CASTANO, and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), including but not limited to registration statements pertaining to the Pruco Life Strategic Partners Annuity One Variable Annuity (file no. 333-37728), Strategic Partners FlexElite Variable Annuity (file no. 333-75702), Strategic Partners Select Variable Annuity (file no. 333-52754), and Strategic Partners Advisor Annuity (file no. 333-52780).

Such appointment as attorney-in-fact also is granted with respect to the following Form S-3 registration statements of Pruco Life Insurance Company:
333-104036 (pertaining to the Strategic Partners Horizon Variable Annuity), 33-61143 (pertaining to the registration statement for the market value adjustment option that accompanies the Strategic Partners Select Variable Annuity (333-52754)), and 333-103474 (pertaining to the registration statement for the market value adjustment option that accompanies the Strategic Partners Annuity One Form N-4 registration statement (333-37728) and the Strategic Partners FlexElite Form N-4 registration statement (333-75702)).

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2006.


/s/ Bernard J. Jacob
--------------------------
Bernard J. Jacob
President and Director

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints CLIFFORD E. KIRSCH, THOMAS C. CASTANO, and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), including but not limited to registration statements pertaining to the Pruco Life Strategic Partners Annuity One Variable Annuity (file no. 333-37728), Strategic Partners FlexElite Variable Annuity (file no. 333-75702), Strategic Partners Select Variable Annuity (file no. 333-52754), and Strategic Partners Advisor Annuity (file no. 333-52780).

Such appointment as attorney-in-fact also is granted with respect to the following Form S-3 registration statements of Pruco Life Insurance Company:
333-104036 (pertaining to the Strategic Partners Horizon Variable Annuity), 33-61143 (pertaining to the registration statement for the market value adjustment option that accompanies the Strategic Partners Select Variable Annuity (333-52754)), and 333-103474 (pertaining to the registration statement for the market value adjustment option that accompanies the Strategic Partners Annuity One Form N-4 registration statement (333-37728) and the Strategic Partners FlexElite Form N-4 registration statement (333-75702)).

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2006.


/s/ Helen Galt
--------------------------
Helen Galt
Director

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints THOMAS C. CASTANO and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), including but not limited to registration statements pertaining to the Pruco Life Strategic Partners Annuity One Variable Annuity (file no. 333-37728), Strategic Partners FlexElite Variable Annuity (file no. 333-75702), Strategic Partners Select Variable Annuity (file no. 333-52754), Strategic Partners Advisor Annuity (file no. 333-52780), and Prudential Premier Series Variable Annuity (file no. 333-130989).

Such appointment as attorney-in-fact also is granted with respect to the following Form S-3 registration statements of Pruco Life Insurance Company:
333-104036 (pertaining to the Strategic Partners Horizon Variable Annuity), 33-61143 (pertaining to the registration statement for the market value adjustment option that accompanies the Strategic Partners Select Variable Annuity (333-52754)), and 333-103474 (pertaining to the registration statement for the market value adjustment option that accompanies the Strategic Partners Annuity One Form N-4 registration statement (333-37728) and the Strategic Partners FlexElite Form N-4 registration statement (333-75702)).

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of September, 2006.


/s/ Scott D. Kaplan
--------------------------
Scott D. Kaplan
President Director

                               POWER OF ATTORNEY

Know all men by these presents:

That I, Tucker I. Marr of Newark, New Jersey, Vice President and Chief
Financial Officer of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH
E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:

   The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

   The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

   The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

   The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

   The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No.
   333-85115, Reg. No. 333-100057, Reg. No. 333-109284, and Reg. No.
   333-112808), to the extent they represent participating interests in said Account;

   The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

   The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg.
   No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No.
   333-06701), to the extent they represent participating interests in said Account;

   Market value adjustment annuity contracts; and

   The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March, 2009.


                                                  /s/ Tucker I. Marr
                                                  ------------------------------
                                                  Tucker I. Marr

                               POWER OF ATTORNEY

Know all men by these presents:

That I, Scott G. Sleyster of Newark, New Jersey, Senior Vice President and Director of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and
BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:

   The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

   The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

   The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

   The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

   The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No.
   333-85115, Reg. No. 333-100057, Reg. No. 333-109284, and Reg. No.
   333-112808), to the extent they represent participating interests in said Account;

   The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

   The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg.
   No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No.
   333-06701), to the extent they represent participating interests in said Account;

   Market value adjustment annuity contracts; and

   The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March, 2009.


                                                  /s/ Scott G. Sleyster
                                                  ------------------------------
                                                  Scott G. Sleyster